                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                            CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 13, 1998.
                                                          ---------------


                         LYONDELL PETROCHEMICAL COMPANY
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                1-10145                         95-4160558
        (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NO.)




        1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS          77010
        ------------------------------------------------------------------
            (Address of principal executive offices)            (Zip Code)

                                 (713) 652-7200
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to the terms of the Partnership Agreement with Millennium Chemicals Inc. ("Millennium"), Lyondell Petrochemical Company (the "Company") and Millennium are required to jointly select the independent accountants for Equistar Chemicals, LP ("Equistar"), the Company's petrochemical joint venture which was formed December 1, 1997. The management of the Company and Equistar, with the approval of the Company's audit committee and the Equistar Partnership Governance Committee, solicited proposals for the Company and Equistar's annual audits from several independent accounting firms. In that process, the Company requested that Coopers & Lybrand L.L.P. ("Coopers and Lybrand") and Price Waterhouse LLP ("Price Waterhouse") submit a joint proposal because of their announcement of a plan to merge. Coopers & Lybrand are the Company's present independent accountants and Price Waterhouse are the independent accountants for Millennium.


It is the view of the Company's management that the firm that serves as independent accountants for Equistar should also serve as the independent accountants for the Company because of the materiality of Equistar to the Company. As a result of this process, the Company's audit committee and the Equistar Partnership Governance Committee approved management's recommendations of the selection of Coopers & Lybrand and Price Waterhouse jointly as the independent accountants for the Company and Equistar. Although such selection anticipates the merger of Coopers & Lybrand and Price Waterhouse, the Company intends to utilize both firms regardless of the outcome of the plan to merge.

ITEM 5.  OTHER EVENTS.

On March 25, 1998, the Company issued a press release detailing earnings and cost reduction goals.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  Exhibits

  Exhibit    Document
  -------    --------

    99       Press Release dated March 25, 1998.

                                 EXHIBIT INDEX



Exhibit Number    Document
--------------    --------

      99           Press Release Dated as of March 25, 1998.


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

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 26, 1998      LYONDELL PETROCHEMICAL COMPANY



                           By:   /s/ KERRY A. GALVIN
                                --------------------
                                Kerry A. Galvin
                                Chief Corporate Counsel
                                and Corporate Secretary

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